Exhibit 99.1

NEWS RELEASE

NASDAQ:EU

TSXV:EU

August 22, 2025

www.encoreuranium.com

enCore Energy Corp. Completes Upsized $115 Million Offering of Senior Convertible Notes

DALLAS, August 22, 2025 – enCore Energy Corp. (NASDAQ: EU) (TSXV: EU) (the “Company” or “enCore”), America’s Clean Energy Company™, announced today it has closed its previously announced offering of $115 million aggregate principal amount of 5.50% Convertible Senior Notes due 2030 (the “Convertible Notes”), which includes the upsized offering of $100 million and the exercise in full of the $15 million option granted to the initial purchasers of the Convertible Notes.

The initial conversion rate for the Convertible Notes is 303.9976 common shares per $1,000 principal amount of notes, which represents an initial conversion price of $3.2895 per common share. The initial conversion price represents a premium of 27.5% over the last reported sale price of $2.58 per common share on August 19, 2025 on The Nasdaq Capital Market. Under certain circumstances, the conversion price may be adjusted. However, the rate will in no event be greater than 387.5968 common shares per $1,000 principal amount of notes (subject to adjustment), which represents a conversion price of approximately $2.58 per common share.

The net proceeds from the offering were approximately $109.8 million, after deducting the initial purchasers’ discounts and commissions and estimated offering expenses. The Company used $11.5 million of the net proceeds from the Convertible Notes offering to pay the cost of entering into capped call transactions in connection with the Convertible Notes and approximately $10.6 million of the net proceeds from the Convertible Notes offering to repay amounts outstanding under its loan agreement. enCore intends to use the remainder of the net proceeds from the Convertible Notes offering for general corporate purposes.

The Convertible Notes and enCore’s common shares issuable upon conversion of the Convertible Notes, if any, have not been and will not be registered under the Securities Act, or any state securities laws, or qualified by way of a prospectus in any province or territory of Canada. As a result, neither the Convertible Notes nor any common shares issuable upon conversion of the Convertible Notes may be offered or sold in the United States except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws, and may not be offered or sold to persons located or resident in Canada until December 23, 2025 except pursuant to an exemption from the prospectus requirements of applicable Canadian securities laws. This news release is neither an offer to sell nor a solicitation of an offer to buy the Convertible Notes or any common shares issuable upon conversion of the Convertible Notes, nor will there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Cantor Fitzgerald & Co. acted as sole bookrunner. Haywood Securities Inc. acted as a co-manager. Sidley Austin LLP and Bennett Jones LLP acted as legal advisors to the initial purchasers. HudsonWest LLC acted as the Company’s financial advisor and Winston & Strawn LLP and Morton Law LLP served as the Company’s legal advisors.

All references to dollar amounts contained in this press release are expressed in United States dollars.

About enCore Energy Corp.

enCore Energy Corp., America’s Clean Energy Company™, is committed to providing clean, reliable, and affordable fuel for nuclear energy as the only United States uranium company with multiple Central Processing Plants in operation. The enCore team is led by industry experts with extensive knowledge and experience in all aspects of ISR uranium operations and the nuclear fuel cycle. enCore solely utilizes ISR for uranium extraction, a well-known and proven technology co-developed by the leaders at enCore Energy.

Following upon enCore’s demonstrated success in South Texas, future projects in enCore’s planned project pipeline include the Dewey-Burdock project in South Dakota and the Gas Hills project in Wyoming. The Company holds other assets including non-core assets and proprietary databases. enCore is committed to working with local communities and indigenous governments to create positive impact from corporate developments.

Contact:

William M. Sheriff

Executive Chairman

972-333-2214

info@encoreuranium.com

www.encoreuranium.com

Cautionary Note Regarding Forward Looking Statements

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Any statements contained in this press release that are not based on historical facts, including statements about the offering, the expected closing of the offering, the intended use of proceeds, third parties entering into or unwinding derivative transactions with respect to enCore’s common shares and/or purchasing or selling the Company’s common shares, and the potential impact of the capped call transactions and third parties entering into or unwinding derivative transactions with respect to the Company’s common shares and/or purchasing or selling the Company’s common shares on dilution to enCore’s shareholders or the offset of any cash payments enCore is required to make in excess of the principal amount of converted Convertible Notes, the market price of the Company’s common shares or the Convertible Notes or the initial conversion price of the Convertible Notes, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities laws that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by such words as “will”, “expects”, “plans”, “believes”, “intends”, “estimates”, “projects”, “continue”, “potential”, and similar expressions or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, or “will” be taken. These forward-looking statements are predictions reflecting the best judgment of senior management and reflect our current expectations regarding the offering, the expected closing of the offering, the intended use of proceeds, third parties entering into or unwinding derivative transactions with respect to enCore’s common shares and/or purchasing or selling the Company’s common shares, and the potential impact of the capped call transactions and third parties entering into or unwinding derivative transactions with respect to enCore’s common shares and/or purchasing or selling the Company’s common shares on dilution to enCore’s shareholders or the offset of any cash payments enCore is required to make in excess of the principal amount of converted Convertible Notes, the market price of enCore’s common shares or the Convertible Notes or the initial conversion price of the Convertible Notes. These expectations may or may not be realized. Some of these expectations may be based on beliefs, assumptions or predictions that may prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our business, financial condition, results of operations, cash flows and liquidity. Such risks and uncertainties include, but are not limited to, the risks related to whether enCore will consummate the offering of the Convertible Notes on the expected terms or at all, the anticipated terms of, and the effects of entering into, the capped call transactions, third parties entering into or unwinding derivative transactions with respect to enCore’s common shares and/or purchasing or selling enCore’s common shares, market and general conditions, and those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. The Company assumes no obligation to update the information in this communication, except as required by law. Additional information identifying risks and uncertainties is contained in filings by the Company with the respective securities commissions which are available online at www.sec.gov and www.sedarplus.ca.

Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of management. Such statements may not be appropriate for other purposes and readers should not place undue reliance on these forward-looking statements, that speak only as of the date hereof, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement.

SOURCE enCore Energy Corp.

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